Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
787 records
Balance: 142,977,607
Silent Seconds; Non-IO

Selection Criteria: Silent Seconds; Non-IO
Table of Contents

1.

Principal balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Combined Loan to Value Ratio

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

Next Rate Adjustment Date

17.

Original Number of Months to Expiration Of Prepayment Penalty Term

18.

Index Type

19.

Credit Grade

20.

Lien Position

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	2	$100,000.00	0.07%	530	49.74%	8.125%	100.00%
50,001 - 75,000	51	3,337,205.00	2.33	592	80.75	7.794	95.65
75,001 - 100,000	97	8,650,769.00	6.05	626	81.02	7.144	99.01
100,001 - 125,000	132	14,862,894.00	10.39	631	80.50	6.989	99.20
125,001 - 150,000	108	14,724,426.00	10.29	627	80.59	7.131	100.00
150,001 - 175,000	75	12,176,889.00	8.51	650	80.01	6.815	100.00
175,001 - 200,000	57	10,607,205.40	7.41	657	79.36	6.748	98.32
200,001 - 250,000	105	23,480,672.00	16.41	660	80.19	6.754	97.11
250,001 - 300,000	60	16,484,852.69	11.52	662	80.02	6.684	100.00
300,001 - 400,000	68	23,353,698.00	16.32	675	80.57	6.653	95.62
400,001 - 500,000	23	10,156,978.00	7.10	681	81.34	6.677	100.00
500,001 - 600,000	7	3,863,392.00	2.70	719	80.00	6.596	100.00
600,001 - 700,000	2	1,256,750.00	0.88	619	62.12	6.865	100.00
Total:	787	$143,055,731.09	100.00%	654	80.19%	6.837%	98.44%

Mimimum Original Balance: 50,000.00
Maximum Original Balance: 632,000.00
Average Original Balance: 181,773.48

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	2	$99,856.14	0.07%	530	49.74%	68.01%	8.125%	100.00%
50,001 - 75,000	51	3,336,484.51	2.33	592	80.75	97.97	7.794	95.65
75,001 - 100,000	97	8,647,294.45	6.05	626	81.02	99.13	7.144	99.01
100,001 - 125,000	132	14,852,120.85	10.39	631	80.50	99.31	6.989	99.20
125,001 - 150,000	108	14,717,172.67	10.29	627	80.59	98.88	7.131	100.00
150,001 - 175,000	75	12,169,846.90	8.51	650	80.01	98.74	6.815	100.00
175,001 - 200,000	57	10,602,600.31	7.42	657	79.36	98.65	6.748	98.32
200,001 - 250,000	105	23,470,194.41	16.42	660	80.19	98.95	6.754	97.11
250,001 - 300,000	60	16,474,230.36	11.52	662	80.02	98.65	6.684	100.00
300,001 - 400,000	68	23,338,992.45	16.32	675	80.57	99.07	6.653	95.62
400,001 - 500,000	23	10,151,656.24	7.10	681	81.34	99.77	6.677	100.00
500,001 - 600,000	7	3,861,479.05	2.70	719	80.00	100.00	6.596	100.00
600,001 - 700,000	2	1,255,678.68	0.88	619	62.12	75.15	6.865	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Mimimum Remaining Balance: 49,856.14
Maximum Remaining Balance: 631,369.63
Average Remaining Balance: 181,674.21

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	21	$2,478,457.54	1.73%	513	76.59%	90.94%	8.872%	100.00%
526 - 550	28	2,784,180.58	1.95	538	77.81	93.24	8.630	100.00
551 - 575	45	6,574,712.60	4.60	563	83.09	94.29	7.853	100.00
576 - 600	86	11,156,379.85	7.80	589	80.82	98.94	7.005	96.27
601 - 625	112	18,165,582.61	12.71	612	80.83	99.04	6.650	100.00
626 - 650	138	25,462,722.46	17.81	639	80.85	99.48	6.772	97.42
651 - 675	145	27,295,509.00	19.09	662	79.86	99.20	6.744	98.78
676 - 700	87	19,906,607.85	13.92	687	78.86	98.49	6.629	97.71
701 - 725	71	15,720,038.75	10.99	713	80.06	99.84	6.671	97.67
726 - 750	28	6,388,211.97	4.47	739	79.95	100.00	6.358	100.00
751 - 775	18	4,947,954.51	3.46	758	80.36	99.99	6.739	100.00
776 - 800	7	1,929,249.30	1.35	786	80.00	100.00	6.476	100.00
801 - 825	1	168,000.00	0.12	816	80.00	100.00	7.150	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum FICO: 501
Maximum FICO: 816
WA FICO: 654

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	2	$154,656.14	0.11%	607	64.48%	82.34%	7.135%	100.00%
181 - 240	2	438,978.21	0.31	680	72.99	93.63	6.248	100.00
301 - 360	783	142,383,972.67	99.58	654	80.23	98.80	6.839	98.44
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 359

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	2	$154,656.14	0.11%	607	64.48%	82.34%	7.135%	100.00%
181 - 348	2	438,978.21	0.31	680	72.99	93.63	6.248	100.00
349 - 360	783	142,383,972.67	99.58	654	80.23	98.80	6.839	98.44
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Remaining Term: 178
Maximum Remaining Term: 359
WA Remaining Term: 357

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	549	$96,272,276.42	67.33%	651	80.13%	98.55%	6.885%	98.37%
PUD - Detached	111	20,847,851.96	14.58	651	80.46	99.57	6.710	99.65
2-4 Unit	46	11,948,984.40	8.36	674	81.34	99.33	6.948	95.11
Condo	57	9,826,111.32	6.87	662	78.86	98.14	6.641	100.00
PUD - Attached	24	4,082,382.92	2.86	658	80.00	99.80	6.511	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	776	$140,750,285.22	98.44%	654	80.06%	98.81%	6.819%	100.00%
Investment Property	11	2,227,321.80	1.56	651	88.69	96.28	7.998	0.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	632	$115,763,912.84	80.97%	660	80.68%	99.63%	6.851%	98.33%
Refinance - Rate/Term	104	17,904,956.77	12.52	634	80.32	98.23	6.651	99.34
Refinance - Cashout	51	9,308,737.41	6.51	624	73.81	89.10	7.026	98.09
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	4	$1,104,244.63	0.77%	648	41.61%	56.12%	6.403%	100.00%
50.01 - 60.00	3	744,178.24	0.52	607	56.12	70.10	7.209	100.00
60.01 - 70.00	10	1,432,430.65	1.00	563	67.27	84.33	7.629	100.00
70.01 - 80.00	669	122,930,232.92	85.98	662	79.88	99.76	6.697	99.86
80.01 - 90.00	100	16,685,812.89	11.67	608	87.11	96.82	7.808	87.72
90.01 - 100.00	1	80,707.69	0.06	581	95.00	100.00	9.200	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Loan-to-Value Ratio: 31.85
Maximum Loan-to-Value Ratio: 95.00
WA Loan-to-Value Ratio By Original Balance: 80.19

10. Combined Loan to Value Ratio

Combined Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	2	$287,856.14	0.20%	558	42.30%	47.70%	7.471%	100.00%
50.01 - 60.00	1	185,018.86	0.13	666	47.73	51.28	6.150	100.00
60.01 - 70.00	5	1,580,169.75	1.11	617	50.65	63.80	7.209	100.00
70.01 - 80.00	2	392,000.00	0.27	570	68.82	76.28	7.055	100.00
80.01 - 90.00	12	2,163,919.29	1.51	569	80.75	88.42	7.721	100.00
90.01 - 100.00	765	138,368,642.98	96.78	656	80.67	99.56	6.818	98.39
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Combined Loan-to-Value Ratio: 45.22
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio: 98.77

11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	141	$36,486,687.83	25.52%	675	79.66%	98.76%	6.509%	97.36%
Florida	81	12,723,662.79	8.90	651	80.88	99.26	7.035	96.98
New York	28	8,744,486.59	6.12	673	81.22	99.60	6.920	100.00
Texas	61	7,832,494.15	5.48	626	80.33	99.48	6.970	99.08
Massachusetts	28	6,834,582.02	4.78	669	81.80	99.29	6.995	100.00
Arizona	43	6,215,687.69	4.35	645	79.20	98.29	6.683	100.00
Illinois	31	5,023,623.00	3.51	649	80.70	99.64	6.939	100.00
Washington	26	4,877,848.54	3.41	645	76.00	94.32	6.586	92.95
Colorado	20	4,303,744.76	3.01	649	81.00	99.84	6.843	100.00
New Jersey	19	4,062,944.86	2.84	667	80.61	99.69	6.527	100.00
Other	309	45,871,844.79	32.08	640	80.37	98.54	7.045	98.99
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Total Number Of Stated Represented:: 46

12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	397	$83,536,856.83	58.43%	676	80.47%	99.29%	6.986%	98.65%
Full Documentation	369	54,672,206.59	38.24	623	79.71	98.17	6.610	98.63
Limited Documentation	21	4,768,543.60	3.34	629	80.93	96.52	6.842	92.64
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	8	$1,816,781.41	1.27%	691	80.00%	100.00%	4.995%	100.00%
5.001 - 5.500	19	3,792,451.10	2.65	680	80.00	99.39	5.444	100.00
5.501 - 6.000	97	20,455,698.88	14.31	658	78.72	98.61	5.894	100.00
6.001 - 6.500	160	30,998,493.23	21.68	666	79.82	99.43	6.313	100.00
6.501 - 7.000	199	37,705,937.23	26.37	663	79.95	99.36	6.815	99.49
7.001 - 7.500	125	22,542,700.48	15.77	664	80.37	99.23	7.255	96.91
7.501 - 8.000	85	14,223,936.26	9.95	632	80.87	97.73	7.779	96.28
8.001 - 8.500	31	4,352,630.22	3.04	607	83.61	95.72	8.262	94.83
8.501 - 9.000	35	3,977,697.98	2.78	566	83.36	95.41	8.774	92.99
9.001 - 9.500	16	1,761,661.34	1.23	553	83.26	94.08	9.282	100.00
9.501 - 10.000	10	1,209,727.63	0.85	561	84.37	95.09	9.706	74.72
10.001 - 10.500	1	71,891.26	0.05	501	80.00	94.85	10.475	100.00
10.501 - 11.000	1	68,000.00	0.05	512	80.00	95.00	10.900	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Rate: 4.990
Maximum Rate: 10.900
WA Rate: 6.837

14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	96	$16,361,192.86	11.44%	652	77.27%	96.03%	6.751%	100.00%
11.501 - 12.000	8	1,816,781.41	1.27	691	80.00	100.00	4.995	100.00
12.001 - 12.500	20	3,945,251.10	2.76	678	80.00	99.41	5.473	100.00
12.501 - 13.000	83	16,243,439.70	11.36	659	79.96	99.88	5.880	100.00
13.001 - 13.500	141	27,433,943.75	19.19	665	80.24	99.83	6.321	100.00
13.501 - 14.000	175	34,171,060.59	23.90	663	79.91	99.31	6.818	99.44
14.001 - 14.500	110	20,202,440.32	14.13	667	80.89	99.76	7.256	96.55
14.501 - 15.000	68	11,921,420.00	8.34	634	80.81	97.85	7.783	95.57
15.001 - 15.500	29	4,252,774.08	2.97	609	84.40	96.38	8.265	94.71
15.501 - 16.000	33	3,825,597.98	2.68	565	83.10	95.42	8.774	92.71
16.001 - 16.500	16	1,761,661.34	1.23	553	83.26	94.08	9.282	100.00
16.501 - 17.000	7	970,152.63	0.68	564	85.42	95.97	9.704	68.47
17.001 - 17.500	1	71,891.26	0.05	501	80.00	94.85	10.475	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Maximum Rate: 11.990
Maximum Maximum Rate: 17.475
WA Maximum Rate: 13.845

15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	96	$16,361,192.86	11.44%	652	77.27%	96.03%	6.751%	100.00%
4.501 - 5.000	63	12,929,893.16	9.04	668	80.32	99.80	6.656	100.00
5.001 - 5.500	32	5,286,675.30	3.70	643	81.67	99.46	6.622	93.09
5.501 - 6.000	582	105,886,695.11	74.06	654	80.58	99.14	6.873	98.59
6.001 - 6.500	12	2,222,650.59	1.55	645	80.30	96.57	7.070	83.54
6.501 - 7.000	1	135,000.00	0.09	544	75.00	82.90	8.500	100.00
7.001 - 7.500	1	155,500.00	0.11	591	63.47	69.39	9.400	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Minimum Gross Margin: 5.000
Maximum Gross Margin: 7.250
WA Gross Margin: 5.622

16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	96	$16,361,192.86	11.44%	652	77.27%	96.03%	6.751%	100.00%
2006-06	1	116,869.21	0.08	652	80.00	100.00	5.400	100.00
2006-07	1	172,227.51	0.12	635	80.00	100.00	5.500	100.00
2006-10	2	241,537.99	0.17	674	80.00	100.00	6.336	100.00
2006-12	7	1,635,400.41	1.14	705	80.00	100.00	5.553	100.00
2007-01	25	5,490,413.26	3.84	660	80.85	99.21	6.360	93.34
2007-02	157	30,146,063.82	21.08	655	80.58	99.11	7.031	97.58
2007-03	431	78,104,701.01	54.63	653	80.50	99.05	6.853	98.55
2007-04	37	5,183,607.00	3.63	649	80.61	99.14	7.022	100.00
2007-09	1	116,148.63	0.08	708	80.00	100.00	5.500	100.00
2007-12	1	172,986.21	0.12	604	80.00	100.00	5.650	100.00
2008-02	4	410,789.64	0.29	630	81.24	99.38	6.352	100.00
2008-03	24	4,825,669.47	3.38	651	81.37	99.83	6.667	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	222	$44,446,115.82	31.09%	657	80.35%	98.65%	7.094%	100.00%
7 - 12	13	2,683,143.29	1.88	645	82.80	98.79	7.209	90.82
13 - 24	441	76,759,828.02	53.69	654	80.69	99.35	6.727	97.42
25 - 36	111	19,088,519.89	13.35	651	77.43	96.73	6.634	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	661	$121,090,820.21	84.69%	655	80.53%	99.09%	6.861%	98.16%
3/27 ARM	30	5,525,593.95	3.86	649	81.28	99.80	6.587	100.00
Fixed - 15 Year	2	154,656.14	0.11	607	64.48	82.34	7.135	100.00
Fixed - 20 Year	2	438,978.21	0.31	680	72.99	93.63	6.248	100.00
Fixed - 30 Year	92	15,767,558.51	11.03	652	77.52	96.23	6.761	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	735	$135,010,498.12	94.43%	658	80.22%	99.14%	6.805%	98.79%
A-	11	1,274,553.72	0.89	557	80.83	88.50	8.207	82.35
A+	33	5,677,043.41	3.97	606	80.51	95.28	7.047	93.56
B	4	382,211.77	0.27	564	77.86	86.25	8.357	100.00
C	2	211,800.00	0.15	555	76.81	86.76	9.026	100.00
C-	2	421,500.00	0.29	564	67.59	74.36	7.728	100.00
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%
Total:	787	$142,977,607.02	100.00%	654	80.19%	98.77%	6.837%	98.44%

Credit Suisse First Boston
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New York, New York 10010
www.csfb.com
Apr 15, 2005 11:26

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